Business Combination - Schedule of Identifiable Net Assets Acquired (Detail) $ in Thousands	Jun. 30, 2023 USD ($)
Disclosure of detailed information about business combination [abstract]
Cash and cash equivalents	$ 954
Notes payable - sponsor	(1,999)
Accrued liabilities	(1,056)
Deferred underwriting compensation	(3,623)
Total Maxpro identifiable net liabilities at fair value	$ (5,724)